                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2002


              Credit Suisse First Boston Mortgage Securities Corp.,

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-97955            13-3320910
-------------------------------       -----------        ------------------
(State or Other Jurisdiction of       (Commission        (I.R.S. Employer
       Incorporation)                 File Number)       Identification No.)


                                11 Madison Avenue
                            New York, New York 10010
          -----------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000

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ITEM 5.   OTHER EVENTS.

          Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a pooling and servicing agreement dated as of October 11, 2002 among the Company, as depositor (in such capacity, the "Depositor"), Keycorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer (in such capacity, the "Master Servicer"), Lennar Partners, Inc., as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") (the "Pooling and Servicing Agreement"). On October 29, 2002, in accordance with the Pooling and Servicing Agreement, the Depositor: (a) established a trust (the "Trust"), the primary assets of which consisted of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"); and
(b) caused the issuance of the Series 2002-CKS4 Commercial Mortgage Pass-Through Certificates (the "Certificates"), which collectively evidence the entire beneficial ownership of the Trust and its assets. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

          The Company entered into a mortgage loan purchase agreement dated as of October 17, 2002 by and between the Depositor and Column Financial, Inc. ("Column") (the "Column MLPA"). Certain of the Mortgage Loans (the "Column Mortgage Loans") were acquired by the Company under the Column MLPA. The Column MLPA sets forth representations and warranties made by Column in respect of the Column Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The Column MLPA is annexed hereto as Exhibit 4.2.

          The Company entered into a mortgage loan purchase agreement dated as of October 17, 2002 by and between the Depositor and KeyBank National Association ("KeyBank") (the "KeyBank MLPA"). Certain of the Mortgage Loans (the "KeyBank Mortgage Loans") were acquired by the Company under the KeyBank MLPA. The KeyBank MLPA sets forth representations and warranties made by KeyBank in respect of the KeyBank Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The KeyBank MLPA is annexed hereto as
Exhibit 4.3.

          The Company entered into a mortgage loan purchase agreement dated as of October 17, 2002 by and between the Depositor and Salomon Brothers Realty Corp. ("SBRC") (the "SBRC MLPA"). Certain of the Mortgage Loans (the "SBRC Mortgage Loans") were acquired by the Company under the SBRC MLPA. The SBRC MLPA sets forth representations and warranties made by SBRC in respect of the SBRC Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The SBRC MLPA is annexed hereto as Exhibit 4.4.

          The Column Mortgage Loans, the KeyBank Mortgage Loans and the SBRC Mortgage Loans collectively constitute all the Mortgage Loans.

          The Company entered into an underwriting agreement dated as of October 17, 2002 by and between the Company and Credit Suisse First Boston Corporation ("CSFB"), as representative on behalf of itself and other underwriters (the "Underwriting Agreement"), with respect to the Class A-1, A-2, B, C, D and E Certificates. The Underwriting Agreement is annexed hereto as Exhibit 1.1.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits:

          1.1 The Underwriting Agreement dated as of October 17, 2002 by and between the Company and CSFB, as representative on behalf of the other underwriters.

          4.1 The Pooling and Servicing Agreement dated as of October 11, 2002, by and among the Depositor, the Master Servicer, the Special Servicer and the Trustee.

          4.2 The Column MLPA dated as of October 17, 2002, by and between the Company and Column.

          4.3 The KeyBank MLPA dated as of October 17, 2002, by and between the Company and KeyBank.

          4.4 The SBRC MLPA dated as of October 17, 2002, by and between the Company and SBRC.

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                                   SIGNATURES


          FILINGS MADE BY THE REGISTRANT. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 13, 2002.


                                             CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             SECURITIES CORP.


                                             By:  /s/ Jeffrey Altabef
                                                --------------------------------
                                                Name:  Jeffrey Altabef
                                                Title: Director

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EXHIBIT INDEX

Exhibit                                                                            Page
-------                                                                            ----
1.1       Underwriting Agreement dated as of October 17, 2002, by and among the Company and CSFB as representative on behalf of the
          other underwriters.                                                       6

4.1       Pooling and Servicing Agreement dated as of October 11, 2002, by and among the Depositor, the Master Servicer, the Special
          Servicer and the Trustee.                                                 7

4.2       Column MLPA dated as of October 17, 2002, by and among the
          Company and Column.                                                       8

4.3       KeyBank MLPA dated as of October 17, 2002, by and among the
          Company and KeyBank.                                                      9

4.4       SBRC MLPA dated as of October 17, 2002, by and among the
          Company and SBRC.                                                         10
